ANNUAL

REPORT

                                                                October 31, 1998

FRANKLIN TEMPLETON
INTERNATIONAL TRUST

   TEMPLETON FOREIGN SMALLER COMPANIES FUND
   TEMPLETON PACIFIC GROWTH FUND

[FRANKLIN TEMPLETON LOGO]

[CELEBRATING OVER 50 YEARS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF RUPERT H. JOHNSON JR.]
Rupert H. Johnson, Jr.
President
Franklin Templeton
International Trust

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the fiscal year ended October 31, 1998. During the reporting period, Asia's economic woes continued to spread to other regions, Russia suffered a political and financial meltdown and many global equity markets fell. The Morgan Stanley Capital International(R) Europe, Australasia, Far East Index (MSCI
EAFE), which tracks the equity markets of 20 nations, posted a one-year total return of 7.91%, while the MSCI Pacific Index, representative of five countries in that region, posted -15.00% for the year under review.

While such returns can be unsettling, it is important to remember that securities markets always have fluctuated. However, over the long term, stocks have provided impressive results, and we urge you to focus on achieving your long-term investment goals rather than concentrating on short-term market cycles.

CONTENTS

Shareholder Letter .....    1
Fund Reports

 Templeton Foreign
 Smaller Companies Fund .   3

 Templeton Pacific
 Growth Fund ............  18

Financial Highlights &
Statement of Investments   30

Financial Statements ...   45

Notes to
Financial Statements ...   49

Independent
Auditors' Report .......   54

Tax Designation ........   55


FUND CATEGORY

[PYRAMID GRAPHIC]

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment strategies, their managers share a dedication to the principles of careful stock selection, diversification, and constant professional supervision. For specific information about the Funds, including how market conditions and management strategies have affected their performance, please refer to the reports following this letter.

We thank you for your continued support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,

 /s/ Rupert H. Johnson, Jr.
----------------------------
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

Your Fund's Goal: Templeton Foreign Smaller Companies Fund tries to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total net assets in equity securities of smaller companies outside the United States. Smaller companies generally are those with market capitalizations of less than $1 billion.

During the fiscal year under review, global equity markets generally experienced severe volatility. While several markets in Europe began the period strongly, many fell significantly in August and September before rebounding in October. Asia's financial crisis continued, and except for a slight rebound in some indices in the middle of the reporting period, most equity markets there fell precipitously. Many stock markets in Latin America also dropped during the period, as Asia's economic woes impacted economies there. Within this environment, Templeton Foreign Smaller Companies Fund - Class I posted a -12.64% one-year cumulative total return, as discussed in the Performance Summary on page 7. The Morgan Stanley Capital International(R) Europe, Australasia, Far East Index returned 7.91% during the same period, while the Salomon Brothers Global ex-U.S. less than $1 billion Index returned -1.26%.(1)


(1). MSCI EAFE Index includes approximately 1,100 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand and Japan. The Salomon Brothers Global ex-U.S. less than $1 billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the United States, and includes companies with a total market capitalization below U.S. $1 billion.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

GEOGRAPHIC DISTRIBUTION
Templeton Foreign
Smaller Companies Fund
Based on Total Net Assets
10/31/98

[PIE CHART]

Europe 54.2%
Asia 13.2%
North America 8.3%
Australia & New Zealand 5.95%
Latin America 4.6%
Middle East & Africa 2.3%
Short-Term Investments & Other Net Assets 11.5%

TOP 10 INDUSTRIES
Templeton Foreign Smaller
Companies Fund
10/31/98

                                                                     % OF TOTAL
INDUSTRY                                                             NET ASSETS
-------------------------------------------------------------------------------
Merchandising                                                        12.4%
Food & Household Products                                             7.5%
Building Materials & Components                                       5.6%
Insurance                                                             4.7%
Banking                                                               4.6%
Industrial Components                                                 4.1%
Metals & Mining                                                       4.0%
Electrical & Electronics                                              3.8%
Transportation                                                        3.4%
Business & Public Services                                            3.2%

Attempting to take advantage of market declines, we invested in a number of companies that we believed had positive earnings potential and attractive share prices. On October 31, 1998, the Fund had net assets of approximately $127 million invested in 35 countries. We increased our exposure to the energy sources and financial services sectors during the period, and decreased our holdings in the multi-industry and transportation sectors. At the end of the period, our largest positions were in Europe (54.2% of total net assets), Asia (13.2%), and North America (8.3%). By country, our largest exposure was to the United Kingdom (14.8%), followed by the Netherlands (9.6%), Hong Kong (6.4%), Canada (6.0%) and France (5.1%).

During the period, Russia suffered an economic and political meltdown, which affected many European banks, as well as companies with any trading connections to Russia. Businesses expecting to sell goods to Russia had to reassess their plans and reduce earnings expectations. While Scandinavian companies generally had the closest ties to Russia and were among the hardest hit, share prices of many French, German, Spanish, and Swiss companies were also down. We invested in several European companies during the period, such as the United Kingdom's Eurodis Electron Plc. In addition, we purchased additional shares of France's Sylea, SA, one of Europe's largest manufacturers of automobile wiring systems, and Bilia Plc., a Swedish-based Volvo and Renault dealer, which we believe may benefit from a recovery in Swedish auto demand and new car models.

In Asia, the Hong Kong Monetary Authority attempted to defend the Hong Kong dollar's peg to the U.S. dollar by purchasing equities. This contributed to relatively flat performance for

Hong Kong stocks, but we had limited the Fund's holdings there to shares of companies that our analysis indicated had good management track records, strong balance sheets, minimal real estate exposure, and attractive earnings prospects. Elsewhere, Japan's continued economic recession and lack of banking reform drove its stock market down 13.6% in U.S. dollar terms during the year.(2) During the reporting period, we initiated positions in Varitronix International Ltd. of Hong Kong and Best Denki Co. Ltd. of Japan. We also purchased shares of Housing Development Finance Corp. Ltd., one of India's premier housing financial institutions. In our opinion, this company has strong management, appealing growth prospects and a dominant market position.

In Latin America, Brazilian equities declined sharply, investment capital left the country, and Brazil's central bank defended its currency by using high short-term interest rates. This exacerbated the country's already large fiscal deficit, raising speculation about a currency devaluation there. Other Latin American markets suffered declines as well, with Argentina and Peru's equity markets down significantly during the period under review.

Spurred by an unexpected cut in U.S. interest rates, many global equity markets rose in October, but we are not convinced this rally is sustainable. In our opinion, additional economic problems may surface in the near term, which could hurt earnings prospects for many companies. However, such situations often give rise to opportunities for us to purchase shares of quality companies at what we believe are bargain prices. By focusing on companies we believe have solid balance sheets, reliable cash

(2). Source: Bloomberg. Market return includes reinvested dividends.

TOP 10 HOLDINGS
Templeton Foreign
Smaller Companies Fund
10/31/98

COMPANY,                                                             % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
-------------------------------------------------------------------------------
Sa des Galeries Lafayette,
Merchandising, France                                                   2.5%

Oshawa Group Ltd.,
Food & Household Products, Canada                                       1.8%

Hazlewood Foods Plc.,
Food & Household Products, United Kingdom                               1.7%

Sovereign Ltd.,
Insurance, New Zealand                                                  1.4%

Fokus Bank AS,
Banking, Norway                                                         1.3%

Moebel Walther AG,
Merchandising, Germany                                                  1.3%

Somerfield Plc.,
Merchandising, United Kingdom                                           1.3%

Perkins Foods Plc.,
Food & Household Products, United Kingdom                               1.3%

GTC Transcontinental Group Ltd., B,
Broadcasting & Publishing, Canada                                       1.3%

Vtech Holdings Ltd.,
Electronic Components & Instruments, Hong Kong                          1.3%

flow, realistic management and strong franchises, we hope to achieve attractive long-term performance for the Fund's investors.

Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. In addition, investing in international markets involves special risks related to market and currency volatility, and adverse economic, social, and political developments. Emerging markets are subject to heightened risks, as well as those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the Hong Kong equity market has increased 939% in the last 15 years, but has suffered five declines of more than 20% during that time.(3) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your support and look forward to serving your investment needs in the future.


(3). Source: Bloomberg. Based on quarterly percentage price change over 15 years ended September 30, 1998. Market returns are measured in Hong Kong dollars.

PERFORMANCE SUMMARY


Class I

Templeton Foreign Smaller Companies Fund - Class I posted a -12.64% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the Fund's Class I shares delivered a +79.26% cumulative total return since inception on September 20, 1991.

Effective October 1, 1996, Franklin Templeton International Trust's Board of Trustees approved a change in the name and focus of the Fund. The Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund. The Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities with a market capitalization of $1 billion or less. For the period since inception until these changes were implemented on October 1, 1996, the average annual total return for the Fund's Class I shares

Past performance is not predictive of future results.                          7
was +10.48%. For the period from October 1, 1996, to October 31, 1998, the Fund's Class I shares have posted a +1.52% average annual total return.

The Fund's Class I share price, as measured by net asset value, decreased $2.73, from $15.06 on October 31, 1997, to $12.33 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 24.0 cents ($0.2400) in income dividends, 33.0 cents ($0.3300) in short-term capital gains, and 33.5 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 10 compares the performance of the Fund's Class I shares and the Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI
EAFE) Index since the Fund's inception on September 20, 1991. The MSCI EAFE Index includes approximately 1,100 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand and Japan. The graph also compares the performance of the Fund's Class I shares and a proprietary index

8                          Past performance is not predictive of future results.

developed by the Templeton organization that represents the combined performance of the MSCI EAFE from the Fund's inception on September 20, 1991 through October 1, 1996, and the Salomon Brothers Global ex-U.S. Index from October 1, 1996 through October 31, 1998. The Salomon Brothers Global ex-U.S. less than $1 billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the United States, and includes companies with a total market capitalization below US $1 billion.

Management has added the MSCI EAFE/Salomon Brothers Global ex-U.S. Index this year because we believe the composition of this proprietary index also provides for a relevant comparison to the Fund's portfolio, given the Fund's change in emphasis from investment in large capitalization securities to smaller capitalization securities on October 1, 1996. The proprietary index has been constructed to correspond to that change in investment policy.

Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.                          9

TOTAL RETURN INDEX COMPARISON
Templeton Foreign Smaller Companies Fund - Class I
$10,000 Investment (9/20/91 - 10/31/98)

[Index Charts]

GRAPHIC MATERIAL (4)

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class I shares to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the combined MSCI EAFE/Salomon Brothers Global ex-US less than $1 billion Index, based on a $10,000 investment from 9/20/91 to 10/31/98.

              Templeton Foreign    MSCI EAFE   Eafe/Salomon
              Smaller Companies    Index       Global xUS
              Fund - Class I                   $1 Billion

      9/20/91        $9,426          $10,000       $10,000
         9/91        $9,444          $10,182       $10,182
       Oct-91        $9,482          $10,329       $10,329
       Nov-91        $9,397          $9,849         $9,849
       Dec-91        $9,773          $10,361       $10,362
       Jan-92        $9,887          $10,143       $10,143
       Feb-92        $9,982          $9,783         $9,783
       Mar-92        $9,593          $9,140         $9,140
       Apr-92        $9,811          $9,185         $9,186
       May-92       $10,333          $9,803         $9,804
       Jun-92       $10,139          $9,341         $9,342
       Jul-92        $9,908          $9,105         $9,106
       Aug-92        $9,966          $9,679         $9,681
       Sep-92        $9,803          $9,491         $9,493
       Oct-92        $9,620          $8,996         $8,998
       Nov-92        $9,774          $9,084         $9,085
       Dec-92        $9,860          $9,133         $9,135
       Jan-93        $9,715          $9,135         $9,137
       Feb-93        $9,889          $9,414         $9,416
       Mar-93       $10,121          $10,237       $10,239
       Apr-93       $10,497          $11,211       $11,214
       May-93       $10,825          $11,451       $11,454
       Jun-93       $10,480          $11,275       $11,277
       Jul-93       $10,659          $11,672       $11,674
       Aug-93       $11,338          $12,305       $12,307
       Sep-93       $11,298          $12,030       $12,032
       Oct-93       $12,256          $12,404       $12,407
       Nov-93       $11,907          $11,323       $11,325
       Dec-93       $13,116          $12,142       $12,145
       Jan-94       $14,099          $13,172       $13,175
       Feb-94       $13,868          $13,138       $13,140
       Mar-94       $13,377          $12,575       $12,577
       Apr-94       $13,477          $13,111       $13,114
       May-94       $13,527          $13,038       $13,042
       Jun-94       $13,147          $13,226       $13,229
       Jul-94       $13,695          $13,356       $13,360
       Aug-94       $14,111          $13,675       $13,680
       Sep-94       $13,787          $13,247       $13,251
       Oct-94       $14,040          $13,692       $13,697
       Nov-94       $13,340          $13,037       $13,042
       Dec-94       $13,101          $13,121       $13,127
       Jan-95       $12,780          $12,621       $12,627
       Feb-95       $12,983          $12,588       $12,594
       Mar-95       $12,941          $13,376       $13,382
       Apr-95       $13,539          $13,883       $13,889
       May-95       $13,806          $13,721       $13,727
       Jun-95       $14,156          $13,484       $13,489
       Jul-95       $14,826          $14,327       $14,334
       Aug-95       $14,394          $13,784       $13,791
       Sep-95       $14,750          $14,057       $14,064
       Oct-95       $14,286          $13,682       $13,690
       Nov-95       $14,351          $14,067       $14,074
       Dec-95       $14,504          $14,637       $14,646
       Jan-96       $15,024          $14,701       $14,710
       Feb-96       $15,438          $14,754       $14,763
       Mar-96       $15,674          $15,071       $15,080
       Apr-96       $16,147          $15,513       $15,522
       May-96       $16,384          $15,231       $15,240
       Jun-96       $16,438          $15,320       $15,330
       Jul-96       $15,912          $14,876       $14,885
       Aug-96       $16,306          $14,913       $14,922
       Sep-96       $16,509          $15,312       $15,322
       Oct-96       $16,927          $15,160       $15,338
       Nov-96       $17,393          $15,767       $15,632
       Dec-96       $18,011          $15,568       $15,365
       Jan-97       $18,164          $15,027       $15,475
       Feb-97       $18,432          $15,276       $15,841
       Mar-97       $18,535          $15,335       $15,495
       Apr-97       $18,343          $15,421       $15,192
       May-97       $18,930          $16,427       $16,007
       Jun-97       $19,635          $17,337       $16,345
       Jul-97       $19,827          $17,621       $16,103
       Aug-97       $19,943          $16,309       $15,256
       Sep-97       $20,880          $17,226       $15,288
       Oct-97       $19,339          $15,906       $14,371
       Nov-97       $18,787          $15,747       $13,319
       Dec-97       $18,534          $15,889       $12,914
       Jan-98       $18,057          $16,619       $13,190
       Feb-98       $19,531          $17,689       $14,300
       Mar-98       $20,404          $18,238       $14,802
       Apr-98       $20,663          $18,386       $14,852
       May-98       $20,336          $18,301       $14,551
       Jun-98       $19,443          $18,443       $13,813
       Jul-98       $19,182          $18,635       $13,517
       Aug-98       $16,634          $16,330       $11,526
       Sep-98       $16,209          $15,834       $11,523
       OCT-98       $16,895          $17,489       $12,322

THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.
**Source: CDA/Wiesenberger. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

10                         Past performance is not predictive of future results.

PERFORMANCE
Templeton Foreign Smaller Companies Fund - Class I
Periods ended 10/31/98

                                                                         SINCE
                                                                       CHANGE IN
                                                           SINCE       INVESTMENT
                                                         INCEPTION      POLICIES
                            1-YEAR    3-YEAR    5-YEAR   (9/20/91)     (10/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)  -12.64%   +18.26%   +37.85%   +79.26%        +9.50%

Average Annual
Total Return(2)             -17.67%    +3.68%    +5.37%    +7.65%        +1.52%

Value of $10,000
Investment(3)               $8,233   $11,146   $12,992   $16,895       $10,320


                           10/31/94   10/31/95  10/31/96   10/31/97   10/31/98
-----------------------------------------------------------------------------
One-Year Total Return(4)    +14.56%    +1.75%    +18.49%    +14.25%    -12.64%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

(4). One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Past expense waivers by the Fund's Manager increased the total return of Class I shares. If the Fund's Manager had not taken this action, total returns for Class I shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         11

CLASS II

Templeton Foreign Smaller Companies Fund - Class II posted a -13.42% cumulative total return since inception on July 1, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value, and does not include sales charges.

The Fund's Class II share price, as measured by net asset value, decreased $1.91, from $14.23 at inception on July 1, 1998, to $12.32 on October 31, 1998.
During the reporting period, shareholders did not receive distributions. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

12                         Past performance is not predictive of future results.

PERFORMANCE

Templeton Foreign Smaller Companies Fund - Class II
Period ended 10/31/98

                                                         SINCE
                                                       INCEPTION
                                                       (7/1/98)
----------------------------------------------------------------
Cumulative Total Return(1)                              -13.42%

Aggregate Total Return(2)                               -15.12%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Aggregate total return represents the change in value of an investment over the period indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment. Since this share class has existed for less than one year, average annual total returns are not provided.

All calculations assume reinvestment of distributions, if any, at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         13

ADVISOR CLASS

Templeton Foreign Smaller Companies Fund - Advisor Class posted a -12.55% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 17, the Fund's Advisor Class shares delivered a +79.91% cumulative total return since inception on September 20, 1991.

Effective October 1, 1996, the Franklin Templeton International Trust's Board of Trustees approved a change in the name and focus of the Fund. The Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund. The Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities with a market capitalization of $1 billion or less. For the period since inception until these changes were implemented on October 1, 1996, the average annual total return for the Fund's Advisor Class shares was +11.78%. For the period from October 1, 1996, to October 31, 1998, the Fund's Advisor Class shares have posted a +4.63% average annual total return.

The Fund's Advisor Class share price, as measured by net asset value, decreased $2.75, from $15.09 on October 31, 1997, to $12.34 on October 31, 1998. During
the reporting period, shareholders received per-share distributions of 27.21 cents ($0.2721) in income dividends, 33.0 cents ($0.3300) in short-term capital gains, and 33.5 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the


14                         Past performance is not predictive of future results.

Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 16 compares the performance of the Fund's Advisor Class shares with the performance of the Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index since the Fund's inception on September 20, 1991. The MSCI EAFE Index includes approximately 1,100 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand and Japan. The graph also compares the performance of the Fund's Advisor Class shares and a proprietary index developed by the Templeton organization that represents the combined performance of the MSCI EAFE from the Fund's inception on September 20, 1991 through October 1, 1996, and the Salomon Brothers Global ex-U.S. Index from October 1, 1996 through October 31, 1998. The Salomon Brothers Global ex-U.S. less than $1 billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the United States, and includes companies with a total market capitalization below US $1 billion.

Management has added the MSCI EAFE/Salomon Brothers Global ex-U.S. Index this year because we believe the composition of this proprietary index also provides for a relevant comparison to the Fund's portfolio, given the Fund's change in emphasis from investment in large capitalization securities to smaller capitalization securities on October 1, 1996. The proprietary index has been constructed to correspond to that change in investment policy.

Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.                         15

TOTAL RETURN INDEX COMPARISON
Templeton Foreign Smaller Companies Fund - Advisor Class
$10,000 Investment (9/20/91 - 10/31/98)

[Index Chart]

GRAPHIC MATERIAL (5)

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Advisor Class shares to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the combined MSCI EAFE/Salomon Brothers Global ex-US less than $1 billion Index, based on a $10,000 investment from 9/20/91 to 10/31/98.

                Templeton Foreign Smaller  MSCI EAFE    Eafe/Salomon
                Companies Fund - Advisor   Index        Global xUS
                Class                                    $1 Billion

        9/20/91          $10,000             $10,000          $10,000
           9/91          $10,020             $10,182          $10,182
         Oct-91          $10,060             $10,329          $10,329
         Nov-91           $9,970              $9,849          $9,849
         Dec-91          $10,369             $10,361          $10,362
         Jan-92          $10,490             $10,143          $10,143
         Feb-92          $10,590              $9,783          $9,783
         Mar-92          $10,177              $9,140          $9,140
         Apr-92          $10,409              $9,185          $9,186
         May-92          $10,963              $9,803          $9,804
         Jun-92          $10,757              $9,341          $9,342
         Jul-92          $10,512              $9,105          $9,106
         Aug-92          $10,573              $9,679          $9,681
         Sep-92          $10,400              $9,491          $9,493
         Oct-92          $10,207              $8,996          $8,998
         Nov-92          $10,370              $9,084          $9,085
         Dec-92          $10,461              $9,133          $9,135
         Jan-93          $10,307              $9,135          $9,137
         Feb-93          $10,492              $9,414          $9,416
         Mar-93          $10,737             $10,237          $10,239
         Apr-93          $11,136             $11,211          $11,214
         May-93          $11,484             $11,451          $11,454
         Jun-93          $11,118             $11,275          $11,277
         Jul-93          $11,309             $11,672          $11,674
         Aug-93          $12,029             $12,305          $12,307
         Sep-93          $11,987             $12,030          $12,032
         Oct-93          $13,003             $12,404          $12,407
         Nov-93          $12,633             $11,323          $11,325
         Dec-93          $13,915             $12,142          $12,145
         Jan-94          $14,958             $13,172          $13,175
         Feb-94          $14,713             $13,138          $13,140
         Mar-94          $14,192             $12,575          $12,577
         Apr-94          $14,298             $13,111          $13,114
         May-94          $14,351             $13,038          $13,042
         Jun-94          $13,948             $13,226          $13,229
         Jul-94          $14,530             $13,356          $13,360
         Aug-94          $14,971             $13,675          $13,680
         Sep-94          $14,627             $13,247          $13,251
         Oct-94          $14,896             $13,692          $13,697
         Nov-94          $14,153             $13,037          $13,042
         Dec-94          $13,899             $13,121          $13,127
         Jan-95          $13,559             $12,621          $12,627
         Feb-95          $13,775             $12,588          $12,594
         Mar-95          $13,729             $13,376          $13,382
         Apr-95          $14,364             $13,883          $13,889
         May-95          $14,648             $13,721          $13,727
         Jun-95          $15,019             $13,484          $13,489
         Jul-95          $15,729             $14,327          $14,334
         Aug-95          $15,271             $13,784          $13,791
         Sep-95          $15,649             $14,057          $14,064
         Oct-95          $15,156             $13,682          $13,690
         Nov-95          $15,225             $14,067          $14,074
         Dec-95          $15,388             $14,637          $14,646
         Jan-96          $15,940             $14,701          $14,710
         Feb-96          $16,379             $14,754          $14,763
         Mar-96          $16,629             $15,071          $15,080
         Apr-96          $17,131             $15,513          $15,522
         May-96          $17,382             $15,231          $15,240
         Jun-96          $17,439             $15,320          $15,330
         Jul-96          $16,882             $14,876          $14,885
         Aug-96          $17,300             $14,913          $14,922
         Sep-96          $17,515             $15,312          $15,322
         Oct-96          $17,959             $15,160          $15,338
         Nov-96          $18,453             $15,767          $15,632
         Dec-96          $19,108             $15,568          $15,365
         Jan-97          $19,271             $15,027          $15,475
         Feb-97          $19,556             $15,276          $15,841
         Mar-97          $19,678             $15,335          $15,495
         Apr-97          $19,461             $15,421          $15,192
         May-97          $20,098             $16,427          $16,007
         Jun-97          $20,858             $17,337          $16,345
         Jul-97          $21,076             $17,621          $16,103
         Aug-97          $21,199             $16,309          $15,256
         Sep-97          $22,222             $17,226          $15,288
         Oct-97          $20,572             $15,906          $14,371
         Nov-97          $19,986             $15,747          $13,319
         Dec-97          $19,707             $15,889          $12,914
         Jan-98          $19,199             $16,619          $13,190
         Feb-98          $20,767             $17,689          $14,300
         Mar-98          $21,710             $18,238          $14,802
         Apr-98          $21,986             $18,386          $14,852
         May-98          $21,652             $18,301          $14,551
         Jun-98          $20,686             $18,443          $13,813
         Jul-98          $20,424             $18,635          $13,517
         Aug-98          $17,712             $16,330          $11,526
         Sep-98          $17,275             $15,834          $11,523
         OCT-98          $17,991             $17,489          $12,322

THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Rule 12b-1 fees and other Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to Advisor Class shares. Past performance is not predictive of future results.
**Source: CSA/Wiesenberger. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

16                         Past performance is not predictive of future results.

PERFORMANCE
Templeton Foreign Smaller Companies Fund - Advisor Class
Periods ended 10/31/98

                                                                                            SINCE
                                                                                           CHANGE IN
                                                                              SINCE        INVESTMENT
                                                                            INCEPTION       POLICIES
                             1-YEAR*         3-YEAR*       5-YEAR*          (9/20/91)*      (10/1/96)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)   -12.55%         +18.69%      +38.35%              +79.91%       +9.90%

Average Annual
Total Return(1)              -12.55%          +5.87%       +6.70%               +8.60%       +4.63%

Value of $10,000
Investment(2)                $8,752         $11,869      $13,835              $17,991      $10,990

                                  10/31/94   10/31/95     10/31/96    10/31/97    10/31/98
-----------------------------------------------------------------------------------------
One-Year Total Return(3),*          14.56%      1.75%       18.49%      14.55%     -12.55%


*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Rule 12b-1 fees and other Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to Advisor Class shares. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -5.18%.

(1). Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(3). One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Past expense waivers by the Fund's Manager increased the total return of Advisor Class shares. If the Fund's Manager had not taken this action, total returns for Advisor Class shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                       17

TEMPLETON PACIFIC GROWTH FUND


GEOGRAPHIC DISTRIBUTION
Templeton Pacific Growth Fund
Based on Total Net Assets
10/31/98

Hong Kong 27.3%
Japan 19.6%
Singapore 10.4%
United States 8.8%
Australia 8.5%
South Korea 3.4%
China 2.5%
Malaysia 2.2%
Finland 2.0%
Philippines 1.7%
New Zealand 1.3%
India 1.2%
Thailand 1.1%
Other Countries 1.9%
Short-Term Investments & Other Net Assets 8.1%

Your Fund's Goal: Templeton Pacific Growth Fund tries to achieve long-term capital growth by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

Dear Shareholder:

During the fiscal year ended October 31, 1998, several factors contributed to the weakening of investor confidence in Asia. Japan's economy deteriorated considerably because of problems in its banking sector and in an effort to maintain the Hong Kong dollar's peg to the U.S. dollar, the Hong Kong government supported prices in its stock market. Meanwhile, the Malaysian government introduced strict capital and stock market controls requiring foreign investors to hold Malaysian stock for at least one year. If such investors sell before one year, they must maintain the proceeds in a Malaysian bank account for one year from the date of sale. Within this environment, the Fund's Class I shares posted a -26.37% one-year cumulative total return and the Morgan Stanley Capital International(R) (MSCI) Pacific Index, the Fund's benchmark index, declined 13.71% during the same period as shown in the Performance Summary on page 21.(1)

(1). Source: Standard & Poor's(R) Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.

Because currency stability remained a key concern, we increased the Fund's weighting in international companies with some Pacific Rim exposure. For example, we initiated a position in UPM-Kymmene Corp. In our opinion, internationally-diversified companies such as this may be better equipped than companies with a greater emphasis in Asia to absorb the shock of any additional currency devaluations. In keeping with this strategy, we also increased our exposure to Australian companies, from 6.1% to 8.5% of total net assets.

Although capital controls requiring foreign investors to hold Malaysian ringgit for a minimum of one year after selling out of stocks introduced some short-term stability to the economy, we ceased purchasing Malaysian securities in late 1997. Unless debt-ridden balance sheets are cleaned up and market transparency is increased, we believe Malaysian companies will be cut off from capital markets. Although we believe property prices in Hong Kong must stabilize before economic growth can resume there, our long-term outlook for Hong Kong in general is favorable, as long as the Hong Kong Monetary Authority uses market intervention as a short-term tool and not to influence investors' opinions about company fundamentals. In our opinion, Japan's equity market may continue to drop because many companies there have not yet recognized significant investment losses in marketable securities on their balance sheets. Once we start to see such companies acknowledging these losses, we may find reasons to increase the Fund's Japanese investments.

TOP 10 INDUSTRIES
Templeton Pacific Growth Fund
10/31/98

                                    % OF TOTAL
INDUSTRY                            NET ASSETS
----------------------------------------------
Electrical & Electronics               10.7%
Real Estate                             8.9%
Transportation                          8.4%
Multi-Industry                          7.2%
Telecommunications                      7.2%
Banking                                 7.0%
Forest Products & Paper                 5.9%
Metals & Mining                         5.5%
Industrial Components                   5.4%
Merchandising                           4.3%

TOP 10 HOLDINGS
Templeton Pacific Growth Fund
10/31/98

COMPANY,                                                 % OF TOTAL
INDUSTRY, COUNTRY                                        NET ASSETS
-------------------------------------------------------------------
Johnson Electric Holdings Ltd.,
Electrical & Electronics, Hong Kong                         3.8%

Hong Kong Telecommunications Ltd.,
Telecommunications, Hong Kong                               3.0%

Fuji Heavy Industries Ltd.,
Industrial Components, Japan                                3.0%

Development Bank of Singapore Ltd., fgn.,
Banking, Singapore                                          2.9%

New World Development Co., Ltd.,
Real Estate, Hong Kong                                      2.5%

Matsuzakaya Co. Ltd.,
Merchandising, Japan                                        2.4%

Cheung Kong Holdings Ltd.,
Multi-Industry, Hong Kong                                   2.3%

Sun Hung Kai Properties Ltd.,
Real Estate, Hong Kong                                      2.2%

City Developments Ltd.,
Real Estate, Singapore                                      2.1%

SK Telecom Co. Ltd., ADR,
Telecommunications, South Korea                             2.1%

Looking forward, we expect many Asian governments to implement fundamental economic reforms in an effort to solve the region's monumental economic problems. However, U.S. interest rate cuts could weaken the dollar which could help countries and companies with large amounts of U.S. dollar-denominated debt repay their loans more easily.

Of course, there are special risks involved with investing in a portfolio of securities concentrated in a single geographic region that also contains emerging markets. These risks include market and currency volatility, adverse economic, social, and political developments, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the Hong Kong equity market has increased +939% in the last 15 years, but has suffered five declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

(2). Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1998. Market returns are measured in Hong Kong dollars.

PERFORMANCE SUMMARY



CLASS I

Templeton Pacific Growth Fund - Class I posted a -26.37% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The Fund's share price, as measured by net asset value, decreased $3.05, from $10.88 on October 31, 1997, to $7.83 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 13.5 cents ($0.135) in income dividends and 6.5 cents ($0.065) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 22 compares the performance of the Fund's Class I shares and the Morgan Stanley Capital International(R) (MSCI) Pacific Index since the Fund's inception on September 20, 1991. The MSCI Pacific Index includes approximately 525 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment


Past performance is not predictive of future results.                         21

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund -- Class I
$10,000 Investment (9/20/91 - 10/31/98)


[Index Charts]

GRAPHIC MATERIAL (4)

The following line graph compares the performance of Templeton Pacific Growth Fund's Class I shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 9/20/91 to 10/31/98.

              Templeton Pacific    MSCI Pacific
              Growth Fund - I      Index
9/20/91             $9,426          $10,000
9/91                $9,444          $10,250
       Oct-91       $9,482          $10,688
       Nov-91       $9,426          $10,002
       Dec-91       $9,768          $10,311
       Jan-92       $9,816          $9,913
       Feb-92      $10,015          $9,220
       Mar-92       $9,816          $8,345
       Apr-92       $9,968          $7,964
       May-92      $10,452          $8,587
       Jun-92      $10,819          $7,914
       Jul-92      $10,160          $7,806
       Aug-92       $9,893          $8,877
       Sep-92       $9,931          $8,675
       Oct-92      $10,409          $8,371
       Nov-92      $10,313          $8,530
       Dec-92      $10,125          $8,434
       Jan-93      $10,293          $8,420
       Feb-93      $10,718          $8,831
       Mar-93      $10,718          $9,899
       Apr-93      $11,458          $11,478
       May-93      $12,012          $11,814
       Jun-93      $11,757          $11,622
       Jul-93      $12,007          $12,311
       Aug-93      $12,725          $12,677
       Sep-93      $12,865          $12,205
       Oct-93      $14,412          $12,478
       Nov-93      $14,342          $10,719
       Dec-93      $16,294          $11,468
       Jan-94      $16,465          $12,797
       Feb-94      $15,941          $13,129
       Mar-94      $14,693          $12,406
       Apr-94      $14,904          $12,945
       May-94      $15,599          $13,255
       Jun-94      $15,114          $13,690
       Jul-94      $15,520          $13,398
       Aug-94      $16,210          $13,633
       Sep-94      $15,530          $13,294
       Oct-94      $15,631          $13,632
       Nov-94      $14,464          $12,874
       Dec-94      $14,553          $12,962
       Jan-95      $13,295          $12,146
       Feb-95      $13,898          $11,847
       Mar-95      $14,293          $12,759
       Apr-95      $14,470          $13,304
       May-95      $15,021          $12,774
       Jun-95      $14,744          $12,235
       Jul-95      $15,340          $13,119
       Aug-95      $15,152          $12,627
       Sep-95      $15,382          $12,746
       Oct-95      $14,775          $12,128
       Nov-95      $14,786          $12,727
       Dec-95      $15,404          $13,350
       Jan-96      $16,589          $13,375
       Feb-96      $16,523          $13,226
       Mar-96      $16,434          $13,634
       Apr-96      $17,132          $14,330
       May-96      $17,154          $13,710
       Jun-96      $16,917          $13,715
       Jul-96      $16,033          $13,087
       Aug-96      $16,350          $12,745
       Sep-96      $16,735          $13,163
       Oct-96      $16,429          $12,554
       Nov-96      $17,381          $12,896
       Dec-96      $17,229          $12,228
       Jan-97      $16,921          $11,201
       Feb-97      $16,990          $11,436
       Mar-97      $16,192          $11,019
       Apr-97      $16,261          $11,250
       May-97      $17,399          $12,353
       Jun-97      $17,565          $13,120
       Jul-97      $18,033          $12,808
       Aug-97      $15,534          $11,539
       Sep-97      $15,853          $11,497
       Oct-97      $12,418          $10,102
       Nov-97      $11,368          $9,548
       Dec-97      $10,720          $9,130
       Jan-98      $10,010          $9,626
       Feb-98      $11,254          $9,973
       Mar-98      $11,126          $9,425
       Apr-98      $10,429          $9,240
       May-98       $9,231          $8,614
       Jun-98       $8,478          $8,599
       Jul-98       $8,431          $8,450
       Aug-98       $7,041          $7,453
       Sep-98       $7,520          $7,430
       OCT-98       $9,143          $8,718

The historical data shown pertain only to the Fund's Class I shares. The Fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Performance figures represent the change in value of an investment over the period shown, and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.
**Source: CDA/Wiesenberger. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

22                         Past performance is not predictive of future results.

PERFORMANCE
Templeton Pacific Growth Fund - Class I
Periods ended 10/31/98

                                                                SINCE
                                                               INCEPTION
                                  1-YEAR    3-YEAR     5-YEAR  (9/20/91)
------------------------------------------------------------------------
Cumulative Total Return(1)       -26.37%   -38.12%    -36.56%   -2.99%

Average Annual Total Return(2)   -30.58%   -16.45%     -9.77%   -1.25%

Value of $10,000 Investment(3)   $6,942    $5,833     $5,980   $9,143

                            10/31/94   10/31/95   10/31/96   10/31/97   10/31/98
-------------------------------------------------------------------------------
One-Year Total Return(4)     +8.46%      -5.54%    +11.27%    -24.42%   -26.37%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns for Class I shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         23

CLASS II

Templeton Pacific Growth Fund - Class II posted a -26.47% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $3.01, from $10.81 on October 31, 1997, to $7.80 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 10.35 cents ($0.1035) in income dividends and 6.5 cents ($0.065) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 25 compares the performance of the Fund's Class II shares since inception on January 2, 1997 and the Morgan Stanley Capital International(R) (MSCI) Pacific Index. The MSCI Pacific Index includes approximately 525 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

24                         Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund -- Class II
$10,000 Investment (1/2/97 - 10/31/98)


[Index Chart]

GRAPHIC MATERIAL (5)

The following line graph compares the performance of Templeton Pacific Growth Fund's Class II shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 1/2/97 to 10/31/98.

                 Templeton Pacific     MSCI Pacific
                 Growth Fund - II      Index

1/2/97                 $9,902          $10,000
1/97                   $9,731           $9,210
          Feb-97       $9,764           $9,403
          Mar-97       $9,298           $9,060
          Apr-97       $9,331           $9,250
          May-97       $9,987          $10,157
          Jun-97      $10,071          $10,787
          Jul-97      $10,327          $10,531
          Aug-97       $8,882           $9,488
          Sep-97       $9,059           $9,453
          Oct-97       $7,102           $8,306
          Nov-97       $6,504           $7,851
          Dec-97       $6,128           $7,507
          Jan-98       $5,734           $7,915
          Feb-98       $6,442           $8,201
          Mar-98       $6,375           $7,750
          Apr-98       $5,967           $7,598
          May-98       $5,272           $7,083
          Jun-98       $4,847           $7,070
          Jul-98       $4,820           $6,948
          Aug-98       $4,017           $6,128
          Sep-98       $4,291           $6,109
          OCT-98       $5,222           $7,168

THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.
**Source: CDA/Wiesenberger. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PERFORMANCE
Templeton Pacific Growth Fund - Class II
Periods ended 10/31/98


                                                          SINCE
                                                        INCEPTION
                                               1-YEAR   (1/2/97)
-----------------------------------------------------------------
Cumulative Total Return(1)                   -26.47%   -47.26%

Average Annual Total Return(2)               -27.94%   -29.92%

Value of $10,000 Investment(3)                $7,206    $5,222


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual
total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include sales charges.

All
calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         25

ADVISOR CLASS

Templeton Pacific Growth Fund - Advisor Class posted a -25.68% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions at net asset value. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The Fund's Advisor Class share price, as measured by net asset value, decreased $3.00, from $10.88 on October 31, 1997, to $7.88 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 15.86 cents ($0.1586) in income dividends and 6.5 cents ($0.065) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

26                         Past performance is not predictive of future results.

The graph on page 28 compares the performance of the Fund's Advisor Class shares and the performance of the Morgan Stanley Capital International(R) (MSCI) Pacific Index since the Fund's inception on September 20, 1991. The MSCI Pacific Index includes approximately 525 companies representing Australia, Hong Kong, Japan, New Zealand, and Singapore. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.                         27

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund -- Advisor Class
$10,000 Investment (9/20/91 - 10/31/98)


[Index Chart]

GRAPHIC MATERIAL (6)

The following line graph compares the performance of Templeton Pacific Growth Fund's Advisor Class shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 9/20/91 to 10/31/98.

              Templeton Pacific      MSCI Pacific
              Growth Fund -          Index
              Advisor Class
9/20/91            $10,000           $10,000
9/91               $10,020           $10,250
       Oct-91      $10,060           $10,688
       Nov-91      $10,000           $10,002
       Dec-91      $10,364           $10,311
       Jan-92      $10,414            $9,913
       Feb-92      $10,626            $9,220
       Mar-92      $10,414            $8,345
       Apr-92      $10,575            $7,964
       May-92      $11,089            $8,587
       Jun-92      $11,479            $7,914
       Jul-92      $10,780            $7,806
       Aug-92      $10,496            $8,877
       Sep-92      $10,537            $8,675
       Oct-92      $11,043            $8,371
       Nov-92      $10,942            $8,530
       Dec-92      $10,742            $8,434
       Jan-93      $10,920            $8,420
       Feb-93      $11,371            $8,831
       Mar-93      $11,371            $9,899
       Apr-93      $12,157           $11,478
       May-93      $12,744           $11,814
       Jun-93      $12,474           $11,622
       Jul-93      $12,738           $12,311
       Aug-93      $13,501           $12,677
       Sep-93      $13,649           $12,205
       Oct-93      $15,290           $12,478
       Nov-93      $15,216           $10,719
       Dec-93      $17,287           $11,468
       Jan-94      $17,468           $12,797
       Feb-94      $16,913           $13,129
       Mar-94      $15,588           $12,406
       Apr-94      $15,812           $12,945
       May-94      $16,550           $13,255
       Jun-94      $16,035           $13,690
       Jul-94      $16,466           $13,398
       Aug-94      $17,198           $13,633
       Sep-94      $16,476           $13,294
       Oct-94      $16,584           $13,632
       Nov-94      $15,346           $12,874
       Dec-94      $15,440           $12,962
       Jan-95      $14,105           $12,146
       Feb-95      $14,745           $11,847
       Mar-95      $15,164           $12,759
       Apr-95      $15,352           $13,304
       May-95      $15,936           $12,774
       Jun-95      $15,643           $12,235
       Jul-95      $16,275           $13,119
       Aug-95      $16,075           $12,627
       Sep-95      $16,320           $12,746
       Oct-95      $15,676           $12,128
       Nov-95      $15,687           $12,727
       Dec-95      $16,343           $13,350
       Jan-96      $17,600           $13,375
       Feb-96      $17,529           $13,226
       Mar-96      $17,435           $13,634
       Apr-96      $18,176           $14,330
       May-96      $18,199           $13,710
       Jun-96      $17,948           $13,715
       Jul-96      $17,010           $13,087
       Aug-96      $17,347           $12,745
       Sep-96      $17,755           $13,163
       Oct-96      $17,431           $12,554
       Nov-96      $18,440           $12,896
       Dec-96      $18,279           $12,228
       Jan-97      $17,952           $11,201
       Feb-97      $18,025           $11,436
       Mar-97      $17,191           $11,019
       Apr-97      $17,264           $11,250
       May-97      $18,484           $12,353
       Jun-97      $18,645           $13,120
       Jul-97      $19,130           $12,808
       Aug-97      $16,476           $11,539
       Sep-97      $16,828           $11,497
       Oct-97      $13,181           $10,102
       Nov-97      $12,067            $9,548
       Dec-97      $11,395            $9,130
       Jan-98      $10,654            $9,626
       Feb-98      $12,001            $9,973
       Mar-98      $11,877            $9,425
       Apr-98      $11,136            $9,240
       May-98       $9,850            $8,614
       Jun-98       $9,062            $8,599
       Jul-98       $9,025            $8,450
       Aug-98       $7,533            $7,453
       Sep-98       $8,043            $7,430
       OCT-98       $9,796            $8,718

THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT SUBSEQUENT PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Rule 12b-1 fees and other Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares. Past performance is not predictive of future results.
**Source: CDA/Wiesenberger. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

28                         Past performance is not predictive fo future results.

PERFORMANCE
Templeton Pacific Growth Fund - Advisor Class
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                  1-YEAR*    3-YEAR*     5-YEAR*     (9/20/91)*
Cumulative Total Return(1)       -25.68%     -37.47%     -35.93%      -2.04%

Average Annual Total Return(1)   -25.68%    -14.47%      -8.52%      -0.29%

Value of $10,000 Investment(2)   $7,432      $6,253      $6,407      $9,796

                              10/31/94   10/31/95   10/31/96   10/31/97    10/31/98
-----------------------------------------------------------------------------------
  One-Year Total Return(3),*     +8.46%      -5.54%   +11.27%     -24.38%     -25.68%


*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Rule 12b-1 fees and other Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -46.30%.

(1). Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(3). One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns for Advisor Class shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         29

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights

TEMPLETON PACIFIC GROWTH FUND

                                                                                           Class I
                                                         ----------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                         ----------------------------------------------------------------------
                                                              1998            1997          1996          1995            1994
                                                         ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    10.88     $    14.50     $    14.11     $    15.40     $    14.44
                                                         ----------     ----------     ----------     ----------     ----------
Income from investment operations:
 Net investment income ...............................          .13            .14            .12            .15            .21
 Net realized and unrealized gains (losses) ..........        (2.98)         (3.65)          1.41          (1.01)          1.01
                                                         ----------     ----------     ----------     ----------     ----------
Total from investment operations .....................        (2.85)         (3.51)          1.53           (.86)          1.22
                                                         ----------     ----------     ----------     ----------     ----------
Less distributions from:
 Net investment income ...............................         (.13)          (.11)          (.21)          (.16)          (.20)
 Net realized gains ..................................         (.07)            --           (.93)          (.27)          (.06)
                                                         ----------     ----------     ----------     ----------     ----------
Total distributions ..................................         (.20)          (.11)         (1.14)          (.43)          (.26)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .........................   $     7.83     $    10.88     $    14.50     $    14.11     $    15.40
                                                         ==========     ==========     ==========     ==========     ==========
Total return * .......................................       (26.37%)       (24.42%)        11.27%         (5.54%)         8.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   42,200     $   40,958     $   59,740     $   50,247     $   58,241
Ratios to average net assets:
 Expenses ............................................         1.90%          1.63%          1.52%          1.72%          1.22%
 Expenses, excluding waiver and payments by affiliates         1.90%          1.63%          1.52%          1.72%          1.72%
 Net investment income ...............................         1.43%           .97%          1.06%          1.04%          1.54%
Portfolio turnover rate ..............................        19.61%         24.79%         13.48%         36.21%          9.16%


*Total return does not reflect sales commissions.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                        CLASS II
                                                  ----------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  ----------------------
                                                   1998          1997+
                                                  ----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year                $   10.81     $   15.10
                                                  -----------------------
Income from investment operations:
 Net investment income ............                     .08           .05
 Net realized and unrealized losses                   (2.92)        (4.31)
                                                  -----------------------
Total from investment operations ..                   (2.84)        (4.26)
                                                  -----------------------
Less distributions from:
 Net investment income ............                    (.10)         (.03)
 Net realized gains ...............                    (.07)           --
                                                  -----------------------
Total distributions ...............                    (.17)         (.03)
                                                  -----------------------
Net asset value, end of year ......               $    7.80     $   10.81
                                                  =======================

Total return * ....................                  (26.47%)      (28.28%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...               $   6,183     $   2,307
Ratios to average net assets:
 Expenses .........................                    2.63%         2.48%**
 Net investment income ............                     .67%          .93%**
Portfolio turnover rate ...........                   19.61%        24.79%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                                            ADVISOR CLASS
                                                                                        ----------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                                        ----------------------
                                                                                            1998      1997+
                                                                                        ----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................................          $10.88   $15.10
                                                                                            ---------------
Income from investment operations:
 Net investment income ...........................................................             .15      .12
 Net realized and unrealized losses ..............................................           (2.93)   (4.30)
                                                                                            ---------------
Total from investment operations .................................................           (2.78)   (4.18)
                                                                                            ---------------
Less distributions from:
 Net investment income ...........................................................            (.15)    (.04)
 Net realized gains ..............................................................            (.07)      --
                                                                                            ---------------
Total distributions ..............................................................            (.22)     (.04)
                                                                                            ---------------
Net asset value, end of year .....................................................          $ 7.88    $10.88
                                                                                            ================

Total return * ...................................................................          (25.68%)  (27.74%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................................          $1,454    $1,357
Ratios to average net assets:
 Expenses ........................................................................            1.62%     1.48%**
 Net investment income ...........................................................            1.78%     1.55%**
Portfolio turnover rate ..........................................................           19.61%    24.79%




*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to October 31, 1997.

32                                            See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

                                                                                                   SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                 COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS 91.6%
BANKING 7.0%
*Bangkok Bank Public Co. Ltd., fgn. ....................................      Thailand             111,400        $  169,775
Development Bank of Singapore Ltd., fgn. ...............................      Singapore            228,250         1,429,848
HSBC Holdings Plc. .....................................................      Hong Kong            21,440            491,299
Overseas Union Bank Ltd., fgn. .........................................      Singapore            343,000           931,098
Philippine National Bank ...............................................      Philippines          124,382           168,000
PT Bank Bali, fgn. .....................................................      Indonesia            657,020            31,689
PT Bank Pan Indonesia TBK, fgn. ........................................      Indonesia          1,138,500            32,947
*Thai Farmers Bank Public Co. Ltd. .....................................      Thailand              37,140            38,661
*Thai Farmers Bank Public Co. Ltd., fgn. ...............................      Thailand             143,060           181,039
                                                                                                                   ---------
                                                                                                                   3,474,356
                                                                                                                   ---------
BROADCASTING & PUBLISHING .4%
South China Morning Post Ltd. ..........................................      Hong Kong            368,000           197,160
                                                                                                                   ---------

BUILDING MATERIALS & COMPONENTS 2.5%
Gujarat Ambuja Cements Ltd., GDR .......................................      India                 71,900           326,246
Hi Cement Corp. ........................................................      Philippines        3,551,000            83,605
Okumura Corp. ..........................................................      Japan                194,000           840,728
                                                                                                                   ---------
                                                                                                                   1,250,579
                                                                                                                   ---------
CHEMICALS .6%
Shanghai Petrochemical Co. Ltd., H .....................................      China              2,899,000           291,921
                                                                                                                   ---------
CONSTRUCTION & HOUSING 3.3%
Daito Trust Construction Co. Ltd. ......................................      Japan                 61,500           525,122
Road King Infrastructure Ltd. ..........................................      Hong Kong            686,520           487,459
Toda Corp. .............................................................      Japan                148,000           649,000
                                                                                                                   ---------
                                                                                                                   1,661,581
                                                                                                                   ---------
ELECTRICAL & ELECTRONICS 10.7%
Alcatel SA .............................................................      France                 3,500           389,869
AMP Inc. ...............................................................      United States         12,000           492,750
*Applied Materials Inc. ................................................      United States         25,800           894,938
Dongfang Electrical Machinery Co. Ltd., H ..............................      China              1,784,000           107,095
Hitachi Ltd. ...........................................................      Japan                    200             1,018
Johnson Electric Holdings Ltd. .........................................      Hong Kong            820,800         1,907,359
Matsushita Electric Industrial Co. Ltd. ................................      Japan                 49,000           719,463
Motorola Inc. ..........................................................      United States         15,500           806,000
                                                                                                                   ---------
                                                                                                                   5,318,492
                                                                                                                   ---------
ELECTRONIC COMPONENTS & INSTRUMENTS 1.4%
VTech Holdings Ltd. ....................................................      Hong Kong            186,000           697,560
                                                                                                                   ---------
ENERGY SOURCES 2.6%
*Petron Corporation ....................................................      Philippines        4,911,000           559,866
Woodside Petroleum Ltd. ................................................      Australia            137,000           720,774
                                                                                                                   ---------
                                                                                                                   1,280,640
                                                                                                                   ---------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                                   SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                 COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS (CONT.)
FINANCIAL SERVICES .7%
Commerce Asset-Holding Bhd. ............................................      Malaysia             749,200        $  283,296
*Commerce Asset-Holding Bhd., wts. .....................................      Malaysia              29,500             2,603
Public Finance Bhd., fgn. ..............................................      Malaysia             255,000            61,604
                                                                                                                   ---------
                                                                                                                     347,503
                                                                                                                   ---------
FOOD & HOUSEHOLD PRODUCTS .3%
*Chareon Pokphand Feedmill Public Co. Ltd., fgn. .......................      Thailand             151,500           164,920

FOREST PRODUCTS & PAPER 5.9%
Amcor Ltd. .............................................................      Australia            126,000           523,736
Carter Holt Harvey Ltd. ................................................      New Zealand          416,248           339,357
Fletcher Challenge Paper Ltd. ..........................................      New Zealand           43,100            27,381
Mitsubishi Paper Mills Ltd. ............................................      Japan                316,000           688,784
*PT Tjiwi Kimia TBK ....................................................      Indonesia            408,709            60,452
*PT Tjiwi Kimia TBK, wts. ..............................................      Indonesia             56,765             4,125
UPM-Kymmene Corp. ......................................................      Finland               28,400           676,392
Weyerhaeuser Co. .......................................................      United States         13,000           608,563
                                                                                                                   ---------
                                                                                                                   2,928,790
                                                                                                                   ---------
INDUSTRIAL COMPONENTS  5.4%
Fuji Heavy Industries Ltd. .............................................      Japan                296,000         1,473,269
Goodyear Tire & Rubber Co. .............................................      United States         10,100           544,138
Sanyo Electric Co. Ltd. ................................................      Japan                239,000           672,719
                                                                                                                   ---------
                                                                                                                   2,690,126
                                                                                                                   ---------
INSURANCE 3.2%
American International Group Inc. ......................................      United States          5,900           502,975
Citigroup Inc. .........................................................      United States         11,500           541,219
National Mutual Asia Ltd. ..............................................      Hong Kong            800,000           547,379
                                                                                                                   ---------
                                                                                                                   1,591,573
                                                                                                                   ---------
LEISURE & TOURISM  1.1%
Toei Co. Ltd. ..........................................................      Japan                166,500           524,376
                                                                                                                   ---------

MACHINERY & ENGINEERING 1.0%
Rauma OY ...............................................................      Finland               28,800           340,101
Tata Engineering & Locomotive Co., GDR .................................      India                 53,400           135,369
                                                                                                                   ---------
                                                                                                                     475,470
                                                                                                                   ---------
MERCHANDISING  4.3%
Coles Myer Ltd. ........................................................      Australia            187,000           798,235
Matsuzakaya Co. Ltd. ...................................................      Japan                220,000         1,178,066
Takashimaya Co. Ltd. ...................................................      Japan                 23,551           177,042
                                                                                                                   ---------
                                                                                                                   2,153,343
                                                                                                                   ---------
METALS & MINING 5.5%
Angang New Steel Company Ltd., H .......................................      China              2,435,000           169,752
Capral Aluminum Ltd. ...................................................      Australia            306,000           428,419

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                                   SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                 COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS (CONT.)
METALS & MINING (CONT.)
Nittetsu Mining Co. Ltd. ...............................................      Japan                235,000        $  590,878
Pohang Iron & Steel Co. Ltd. ...........................................      South Korea           11,100           623,918
WMC Ltd. ...............................................................      Australia            278,019           939,203
                                                                                                                   ---------
                                                                                                                   2,752,170
                                                                                                                   ---------
MISC MATERIALS & COMMODITIES .4%
Golden Hope Plantations Bhd. ...........................................      Malaysia             451,000           220,751
                                                                                                                   ---------
MULTI-INDUSTRY 7.2%
Broken Hill Proprietary Co. Ltd. .......................................      Australia             96,800           819,180
Cheung Kong Holdings Ltd. ..............................................      Hong Kong            170,300         1,165,234
Hicom Holdings Bhd. ....................................................      Malaysia             295,000            78,084
Hutchison Whampoa Ltd. .................................................      Hong Kong             83,000           594,694
Sime Darby Bhd. ........................................................      Malaysia             327,600           189,943
Swire Pacific Ltd., A ..................................................      Hong Kong             62,500           331,623
Wheelock and Company Ltd. ..............................................      Hong Kong            490,000           430,158
                                                                                                                   ---------
                                                                                                                   3,608,916
                                                                                                                   ---------
REAL ESTATE  8.9%
Asean Resources Holdings Ltd. ..........................................      Hong Kong          1,900,381           193,816
City Developments Ltd. .................................................      Singapore            290,200         1,051,546
*Filinvest Land Inc. ...................................................      Philippines          930,000            57,160
Hon Kwok Land Investment Co. Ltd. ......................................      Hong Kong          1,708,364           165,411
New World Development Co. Ltd. .........................................      Hong Kong            536,664         1,247,089
Parkway Holdings Ltd. ..................................................      Singapore            340,000           615,999
Sun Hung Kai Properties Ltd. ...........................................      Hong Kong            160,000         1,115,414
                                                                                                                   ---------
                                                                                                                   4,446,435
                                                                                                                   ---------
TELECOMMUNICATIONS 7.2%
Hong Kong Telecommunications Ltd. ......................................      Hong Kong            756,669         1,514,119
Pakistan Telecommunications Corp., A, PTC ..............................      Pakistan             940,000           328,388
SK Telecom Co. Ltd., ADR ...............................................      South Korea          101,190         1,043,522
Smartone Telecommunications Holdings Ltd. ..............................      Hong Kong            252,000           715,724
                                                                                                                   ---------
                                                                                                                   3,601,753
                                                                                                                   ---------
TEXTILES & APPAREL 1.6%
Nisshinbo Industries Inc. ..............................................      Japan                171,000           698,498
*PT Indorama Synthetics ................................................      Indonesia            733,862            94,387
*PT Panasia Indosyntec .................................................      Indonesia            315,000             6,077
                                                                                                                   ---------
                                                                                                                     798,962
                                                                                                                   ---------
TRANSPORTATION 8.1%
Cathay Pacific Airways Ltd. ............................................      Hong Kong            762,000           811,580
Great Eastern Shipping Co. Ltd., GDR ...................................      India                 26,300            64,435
Great Eastern Shipping Co. Ltd., GDR, 144A .............................      India                 23,700            58,065
Guangshen Railway Co. Ltd., ADS ........................................      China                 28,000           210,000
GZI Transport Ltd. .....................................................      China                550,000           118,577
GZI Transport Ltd., 144A ...............................................      China                174,000            37,514
*GZI Transport Ltd., 144A, wts. ........................................      China                 34,800                45

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                                   SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                 COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS (CONT.)
TRANSPORTATION (cont.)
Hitachi Zosen Corp. ....................................................      Japan                385,000        $  584,785
Hong Kong Ferry Holdings Co. Ltd. ......................................      Hong Kong            674,000           609,089
Malaysian International Shipping Corp., fgn. ...........................      Malaysia             317,333           277,318
Singapore Airlines Ltd., fgn. ..........................................      Singapore            165,500         1,016,429
Tranz Rail Holdings Ltd., ADR ..........................................      New Zealand           49,800           264,562
                                                                                                                 -----------
                                                                                                                   4,052,399
                                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 1.4%
CLP Holdings Ltd. ......................................................      Hong Kong             69,000           387,490
Shandong Huaneng Power Development Co. Ltd., ADR .......................      China                 59,500           304,938
                                                                                                                 -----------
                                                                                                                     692,428
                                                                                                                 -----------
WHOLESALE & INTERNATIONAL TRADE .9%
Mitsubishi Corp. .......................................................      Japan                 86,000           455,351
                                                                                                                 -----------
TOTAL COMMON STOCKS & WARRANTS (Cost $63,086,228)                                                                 45,677,555
                                                                                                                 -----------
PREFERRED STOCKS (Cost $119,553) .3%
Osprey Maritime Ltd., cvt., pfd. .......................................      Singapore            390,000           126,946
                                                                                                                   ---------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (Cost $63,205,781)                                                 45,804,501
                                                                                                                   ---------


                                                                                                 PRINCIPAL
                                                                                                  AMOUNT**
                                                                                                  --------
(a)REPURCHASE AGREEMENTS 14.1%
Deutsche Bank AG, 5.40%,11/02/98 (Maturity Value $2,200,900)
 Collateralized by U.S. Treasury Notes & Bonds .........................      United States     $2,200,000         2,200,000
Morgan Stanley Group Inc., 5.38%,11/02/98 (Maturity Value $2,611,170)
 Collateralized by U.S. Treasury Notes & Bonds .........................      United States      2,610,000         2,610,000
Warburg Dillon Read, 5.25%,11/02/98 (Maturity Value $2,200,963)
 Collateralized by U.S. Treasury Notes & Bonds .........................      United States      2,200,000         2,200,000
                                                                                                                 -----------
TOTAL REPURCHASE AGREEMENTS (Cost $7,010,000) ..........................                                           7,010,000
                                                                                                                 -----------
TOTAL INVESTMENTS  (Cost $70,215,781) 106.0% ...........................                                          52,814,501
OTHER ASSETS, LESS LIABILITIES (6.0%) ..................................                                          (2,977,302)
                                                                                                                 -----------
TOTAL NET ASSETS 100.0% ................................................                                         $49,837,199
                                                                                                                 ===========


*Non-income producing.
**Securities traded in U.S. dollars.
(a)See note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                                             CLASS I
                                                           ------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                           ------------------------------------------------------------------------
                                                                 1998         1997            1996             1995         1994
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
  Net asset value, beginning of year ..................   $     15.06     $     14.18     $     13.23    $     13.83    $     12.28
                                                          -------------------------------------------------------------------------
  Income from investment operations:
   Net investment income ..............................           .26             .27             .35            .25            .23
   Net realized and unrealized gains (losses) .........         (2.08)           1.64            1.88           (.08)          1.54
                                                          -------------------------------------------------------------------------
  Total from investment operations ....................         (1.82)           1.91            2.23            .17           1.77
                                                          -------------------------------------------------------------------------
  Less distributions from:
   Net investment income ..............................          (.24)           (.32)           (.25)          (.19)          (.22)
   Net realized gains .................................          (.67)           (.71)          (1.03)          (.58)            --
                                                          -------------------------------------------------------------------------
  Total distributions .................................          (.91)          (1.03)          (1.28)          (.77)          (.22)
                                                          -------------------------------------------------------------------------
  Net asset value, end of year ........................   $     12.33     $     15.06     $     14.18    $     13.23    $     13.83
                                                          =========================================================================

  Total return * ......................................        (12.64)%         14.25%          18.49%          1.75%         14.56%

  RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (000's) .....................   $   113,964     $   121,619     $    67,967    $    50,947    $    57,854
  Ratios to average net assets:
   Expenses ...........................................          1.48%           1.48%           1.53%          1.63%          1.22%
   Expenses, excluding waiver and payments by affiliate          1.50%           1.58%           1.53%          1.63%          1.76%
   Net investment income ..............................          1.23%           2.01%           2.50%          1.86%          1.99%
  Portfolio turnover rate .............................         22.82%          33.62%          40.46%          9.12%         21.80%

*Total return does not reflect sales commissions.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)


                                                                                                        CLASS II
                                                                                                        --------
                                                                                                       YEAR ENDED
                                                                                                       OCTOBER 31,
                                                                                                       -----------
                                                                                                           1998+
                                                                                                       -----------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................................................         $ 14.23
                                                                                                           -------
 Income from investment operations:
 Net investment income ...........................................................................             .01
 Net realized and unrealized losses ..............................................................           (1.92)
                                                                                                           -------
Total from investment operations .................................................................           (1.91)
                                                                                                           -------
Net asset value, end of year .....................................................................         $ 12.32
                                                                                                           =======
Total return* ....................................................................................          (13.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................................................         $   450
Ratios to average net assets:
 Expenses ........................................................................................            2.54%**
 Net investment income ...........................................................................            1.08%**
Portfolio turnover rate ..........................................................................           22.82%



*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period July 1, 1998 (effective date) to October 31, 1998.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

Templeton Foreign Smaller Companies Fund (cont.)

                                                                                                         ADVISOR CLASS
                                                                                                  --------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                  --------------------------------
                                                                                                  1998                       1997+
                                                                                                  --------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................................             $    15.09               $    14.00
                                                                                              -----------------------------------
Income from investment operations:
 Net investment income ..........................................................                    .32                      .20
 Net realized and unrealized gains (losses) .....................................                  (2.13)                     .98
                                                                                              -----------------------------------
Total from investment operations ................................................                  (1.81)                    1.18
                                                                                              -----------------------------------
Less distributions from:
 Net investment income ..........................................................                   (.27)                    (.09)
 Net realized gains .............................................................                   (.67)                      --
                                                                                              -----------------------------------
Total distributions .............................................................                   (.94)                    (.09)
Net asset value, end of year ....................................................             $    12.34               $    15.09
                                                                                              ===================================

Total return* ...................................................................                 (12.55)%                   8.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................................             $   12,402               $    3,726
Ratios to average net assets:
 Expenses .......................................................................                   1.31%                    1.24%**
 Expenses, excluding waiver and payments by affiliate ...........................                   1.33%                    1.36%**
 Net investment income ..........................................................                   1.43%                    2.66%**
Portfolio turnover rate .........................................................                  22.82%                   33.62%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to October 31, 1997.

                   See notes to financial statements.                         39

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


TEMPLETON FOREIGN SMALLER COMPANIES FUND                      COUNTRY                   SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK 84.9%
APPLIANCES & HOUSEHOLD DURABLES 1.3%
Email Ltd.                                                   Australia                 341,625                  $   510,183
Fisher & Paykel Ltd.                                         New Zealand               268,571                      796,217
Guangdong Kelon Electrical Hldgs. Ltd., H, 144A              China                     440,000                      374,903
                                                                                                                -----------
                                                                                                                  1,681,303
                                                                                                                -----------
AUTOMOBILES 1.6%
Bilia AB                                                     Sweden                    115,500                      886,518
Volvo AB, B                                                  Sweden                     51,000                    1,099,321
                                                                                                                -----------
                                                                                                                  1,985,839
                                                                                                                -----------
BANKING 4.6%
Banco de Andalucia SA                                        Spain                     10,000                       474,773
Banco de Valencia SA                                         Spain                     11,066                       294,058
*Bank Austria AG                                             Austria                   24,250                     1,319,422
BPI Socieda de Gestora de Participacoes Socias SA            Portugal                  12,012                       368,642
Commercial International Bank Ltd, GDR, 144A                 Egypt                     63,830                       502,661
Fokus Bank AS                                                Norway                   196,000                     1,688,234
Unibanco Uniao de Bancos Brasileiros SA, GDR                 Brazil                    27,500                       481,250
Union Bank of Norway, Primary Capital Cert.                  Norway                    38,700                       734,923
                                                                                                                -----------
                                                                                                                  5,863,963
                                                                                                                -----------
BROADCASTING & PUBLISHING 2.5%
Cordiant Communications Group Plc.                           United Kingdom            234,600                      422,338
GTC Transcontinental Group Ltd., B                           Canada                    200,000                    1,616,031
NV Holdingsmij de Telegraaf                                  Netherlands                23,520                      594,391
Satchi & Saatchi Plc.                                        United Kingdom            234,600                      461,625
                                                                                                                -----------
                                                                                                                  3,094,385
                                                                                                                -----------
BUILDING MATERIALS & COMPONENTS 5.6%
Caradon Plc.                                                 United Kingdom           471,000                       978,062
Cementos Diamante SA, ADR, 144A                              Colombia                  93,100                       256,025
Det Danske Traelastkompagni AS                               Denmark                   14,000                     1,067,327
Gujarat Ambuja Cements Ltd., GDR                             India                    143,750                      652,266
Pioneer International Ltd.                                   Australia                241,300                      498,495
Plettac AG                                                   Germany                   10,150                       965,237
Sarna Kunststoff Holding AG                                  Switzerland                  330                       460,584
Schuttersveld NV                                             Netherlands               42,295                       894,497
*Siam City Cement Public Co. Ltd., fgn.                      Thailand                 170,708                       362,368
Suez Cement Co., GDR, 144A                                   Egypt                     54,000                       796,500
Uralita SA                                                   Spain                     16,606                       171,802
                                                                                                                -----------
                                                                                                                  7,103,163
                                                                                                                -----------
BUSINESS & PUBLIC SERVICES 2.9%
Adecco SA                                                    Switzerland                1,855                       735,057
Esselte AB, B                                                Sweden                    13,100                       191,043
Kardex AG, br.                                               Switzerland                5,110                     1,396,226
Lex Service Plc.                                             United Kingdom           208,000                     1,250,494
Scribona AB, B                                               Sweden                    19,500                        67,352
*Sifo Group AB                                               Sweden                    19,500                        74,836
                                                                                                                -----------
                                                                                                                  3,715,008
                                                                                                                -----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


TEMPLETON FOREIGN SMALLER COMPANIES FUND                     COUNTRY                   SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (cont.)
CHEMICALS 2.0%
Cookson Group Plc.                                           United Kingdom           500,000                  $  1,046,656
DSM NV                                                       Netherlands                2,900                       274,675
Energia e Industrias Aragonesas Eia SA                       Spain                    196,000                     1,250,000
                                                                                                               ------------
                                                                                                                  2,571,331
                                                                                                               ------------



CONSTRUCTION & HOUSING 2.2%
Dragados y Construcciones SA                                 Spain                     25,600                       760,998
*Fairview Holdings Plc.                                      United Kingdom            84,725                       116,345
Hollandsche Beton Groep NV                                   Netherlands               38,000                       512,716
Sirti SpA                                                    Italy                     63,700                       341,742
Sociedade Construcoes Soares da Costa SA                     Portugal                 135,800                     1,099,903
                                                                                                               ------------
                                                                                                                  2,831,704
                                                                                                               ------------
ELECTRICAL & ELECTRONICS 3.8%
Philips Electronics NV                                       Netherlands               20,000                     1,064,411
Tadiran Ltd., ADR                                            Israel                    34,000                     1,000,875
Techtronic Industries Co. Ltd.                               Hong Kong              6,838,000                     1,288,856
Varitronix International Ltd.                                Hong Kong                760,000                     1,442,293
                                                                                                               ------------
                                                                                                                  4,796,435
                                                                                                               ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.5%
Swisslog Holding AG                                          Switzerland                5,500                       501,606
Twentsche Kabel Holdings NV                                  Netherlands               37,000                     1,079,670
VTech Holdings Ltd.                                          Hong Kong                429,000                     1,608,888
                                                                                                               ------------
                                                                                                                  3,190,164
                                                                                                               ------------
ENERGY SOURCES 1.8%
*Northstar Energy Corp.                                      Canada                   107,250                       797,269
*Ranger Oil Ltd.                                             Canada                    94,645                       596,502
Societe Elf Aquitaine SA                                     France                     7,738                       895,363
                                                                                                               ------------
                                                                                                                  2,289,134
                                                                                                               ------------
FINANCIAL SERVICES 1.5%
Dah Sing Financial Holdings Ltd.                             Hong Kong                549,600                       964,957
Housing Development Finance Corp. Ltd.                       India                     18,478                       973,519
                                                                                                               ------------
                                                                                                                  1,938,476
                                                                                                               ------------
FOOD & HOUSEHOLD PRODUCTS 7.5%
Hazlewood Foods Plc.                                         United Kingdom           832,000                     2,166,594
Hillsdown Holdings Plc.                                      United Kingdom           169,450                       238,366
Illovo Sugar Limited                                         South Africa             700,000                       598,930
McBride Plc.                                                 United Kingdom           314,100                       781,121
National Foods Ltd.                                          Australia                841,683                     1,550,263
* Terranova Foods Plc.                                       United Kingdom            84,725                       168,133
Oshawa Group Ltd.                                            Canada                   109,850                     2,325,525
Perkins Foods Plc.                                           United Kingdom           729,200                     1,642,452
                                                                                                               ------------
                                                                                                                  9,471,384
                                                                                                               ------------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

TEMPLETON FOREIGN SMALLER COMPANIES FUND                     COUNTRY                   SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (cont.)
FOREST PRODUCTS & PAPER 1.8%
Cartiere Burgo SpA                                           Italy                     58,788                   $   358,272
Enso OY, R                                                   Finland                   49,700                       385,684
Fletcher Challenge Ltd. Forestry Division                    New Zealand              171,976                        58,268
Primex Forest Products Ltd.                                  Canada                   225,000                     1,025,372
Stora Kopparbergs Bergslags AB, B                            Sweden                    44,500                       483,875
                                                                                                                -----------
                                                                                                                  2,311,471
                                                                                                                -----------
HEALTH & PERSONAL CARE 3.2%
Internatio-Muller NV                                         Netherlands               62,500                     1,505,863
Nycomed Amersham Plc.                                        United Kingdom           140,305                     1,008,677
Ono Pharmaceutical Co. Ltd.                                  Japan                     53,000                     1,582,768
                                                                                                                -----------
                                                                                                                  4,097,308
                                                                                                                -----------
INDUSTRIAL COMPONENTS 4.1%
Granges AB                                                   Sweden                    47,656                       621,831
Otra NV                                                      Netherlands               84,000                     1,151,363
Sylea SA                                                     France                    17,240                     1,051,711
Weir Group Plc.                                              United Kingdom           414,100                     1,490,965
Yamato Kogyo Co. Ltd.                                        Japan                    192,000                       873,252
                                                                                                                -----------
                                                                                                                  5,189,122
                                                                                                                -----------
INSURANCE 4.7%
Ace Ltd.                                                     Bermuda                   26,400                       894,301
Exel Ltd.                                                    Bermuda                   13,600                     1,039,550
GIO Australia Holdings Ltd.                                  Australia                 89,513                       283,510
HIH Winterthur International Holdings Ltd.                   Australia                782,135                     1,099,905
Partnerre Ltd.                                               Bermuda                   22,000                       874,500
Sovereign Ltd.                                               New Zealand            1,564,100                     1,780,275
                                                                                                                -----------
                                                                                                                  5,972,041
                                                                                                                -----------
LEISURE & TOURISM .6%
Kuoni Reisen Holding AG, B                                   Switzerland                  200                       714,840
                                                                                                                -----------
MACHINERY & ENGINEERING 2.0%
Arcadis NV                                                   Netherlands              172,735                     1,405,778
Bucher Holding AG, br.                                       Switzerland                  740                       685,271
Laird Group Plc.                                             United Kingdom           205,000                       502,939
                                                                                                                -----------
                                                                                                                  2,593,988
                                                                                                                -----------
MERCHANDISING 12.0%
Best Denki Co. Ltd.                                          Japan                    137,000                       940,530
Giordano International Ltd.                                  Hong Kong              6,377,000                       765,635
Koninklijke Bijenkorf Beheer KBB NV                          Netherlands               11,900                     1,055,116
Li & Fung Ltd.                                               Hong Kong              1,000,000                     1,562,097
Makro Atacadista SA, ADR, 144A                               Brazil                   199,000                     1,376,268
Moebel Walther AG                                            Germany                   28,000                     1,149,620
Northwest Company Fund                                       Canada                   148,750                     1,307,692
Sa des Galeries Lafayette                                    France                     2,868                     3,179,212
Safeway Plc.                                                 United Kingdom           223,498                     1,112,549
Somerfield Plc.                                              United Kingdom           260,400                     1,681,083

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

TEMPLETON FOREIGN SMALLER COMPANIES FUND                     COUNTRY                   SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (cont.)
Merchandising (cont.)
Storehouse Plc.                                              United Kingdom           357,612                  $  1,048,031
                                                                                                               ------------
                                                                                                                 15,177,833
                                                                                                               ------------
METALS & MINING 4.0%
Arbed SA                                                     Belgium                   10,290                       715,421
Boehler Uddeholm AG                                          Austria                   15,350                       723,209
Boehler Uddeholm AG, 144A                                    Austria                    3,390                       159,719
Elkem AS                                                     Norway                    96,500                     1,092,991
Pechiney SA, A                                               France                    40,441                     1,389,272
Pohang Iron & Steel Co. Ltd.                                 South Korea               11,230                       631,225
PT Timah TBK                                                 Indonesia                709,000                       380,717
                                                                                                               ------------
                                                                                                                  5,092,554
                                                                                                               ------------
MULTI-INDUSTRY 2.6%
*Amer Group Ltd., A                                          Finland                   18,000                       203,632
La Cemento Nacional SA, GDR                                  Ecuador                      200                        23,000
La Cemento Nacional SA, GDR, 144A                            Ecuador                    2,150                       247,250
Nagron Nationaal Grondbezit NV                               Netherlands               45,400                     1,215,399
Saha Union Public Co. Ltd., fgn.                             Thailand                 634,000                       211,362
Wagon Plc.                                                   United Kingdom           175,000                       654,997
Zehnder Holding AG, br.                                      Switzerland                1,820                       790,282
                                                                                                               ------------
                                                                                                                  3,345,922
                                                                                                               ------------
REAL ESTATE 1.0%
Inversiones y Representacion SA                              Argentina                463,333                     1,205,027
                                                                                                               ------------
TELECOMMUNICATIONS .7%
*Digital Telecommunications Philippines Inc.                 Philippines            6,341,000                       135,149
Telefonica del Peru SA, B                                    Peru                     114,000                       148,631
Telefonica SA                                                Spain                     12,400                       558,844
                                                                                                               ------------
                                                                                                                    842,624
                                                                                                               ------------
TEXTILES & APPAREL .8%
Gamma Holding NV                                             Netherlands               16,800                       656,637
Inner Mongolia Erdos Cashmere Products Co. Ltd., B           China                  1,535,000                       242,530
*Yizheng Chemical Fibre Co. Ltd., H                          China                  1,225,000                        98,051
                                                                                                               ------------
                                                                                                                    997,218
                                                                                                               ------------
TRANSPORTATION 3.4%
Anangel-American Shipholdings Ltd., ADR                      Greece                   118,000                       604,750
Great Eastern Shipping Co. Ltd.                              India                    614,000                       293,520
Great Eastern Shipping Co. Ltd., GDR, 144A                   India                      2,200                         5,390
Helikopter Services Group ASA                                Norway                    61,100                       401,963
Orient Overseas International Ltd.                           Hong Kong              1,514,000                       483,753
*Osprey Maritime Ltd.                                        Singapore              1,375,000                       527,791
Sea Containers Ltd., A                                       United Kingdom            44,500                     1,262,688
Stolt Nielsen SA, ADR                                        Norway                    64,800                       785,700
                                                                                                               ------------
                                                                                                                  4,365,555
                                                                                                               ------------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

TEMPLETON FOREIGN SMALLER COMPANIES FUND                     COUNTRY                   SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (cont.)
UTILITIES ELECTRICAL & GAS 3.0%
Cia Sevillana de Electricidad SA                             Spain                     20,391                   $   259,367
Electricas Reunidas de Zaragoza ERZ                          Spain                     13,300                       612,599
Evn AG                                                       Austria                    8,350                     1,189,536
Gas y Electricidad SA                                        Spain                     16,099                     1,368,963
Guangdong Electric Power Development Co Ltd., B              China                  1,195,896                       372,077
                                                                                                                -----------
                                                                                                                  3,802,542
                                                                                                                -----------
WHOLESALE & INTERNATIONAL TRADE 1.2%
Dahl International AB                                        Sweden                    58,820                       744,928
Eurodis Electron Plc.                                        United Kingdo            618,000                       739,977
                                                                                                                -----------
                                                                                                                  1,484,905
                                                                                                                -----------
TOTAL COMMON STOCKS (Cost $114,645,457)                                                                         107,725,239
                                                                                                                -----------
PREFERRED STOCKS 3.4%
Ballast Nedam NV, ctf., cvt., pfd.                           Netherlands               23,515                       815,855
Cia Brasileira de Petroleo Ipiranga, pfd.                    Brazil                71,578,000                       384,021
Fertilizantes Fosfatados SA, pfd.                            Brazil               254,684,000                       619,150
Moebel Walther AG, pfd.                                      Germany                   16,000                       521,676
News Corp. Ltd., pfd.                                        Australia                152,204                       911,101
*Tele Sudeste Celular Participacoes SA, pfd.                 Brazil                54,540,000                       214,886
Weg SA, pfd.                                                 Brazil                 1,755,900                       853,736
                                                                                                                -----------
TOTAL PREFERRED STOCKS (Cost $5,673,542)                                                                          4,320,425
                                                                                                                -----------


                                                                                                     Principal
                                                                                                       Amount**
                                                                                                       --------
BONDS  (Cost $246,250) .2%
Amer Group Ltd., cvt., 6.25%, 6/15/03                                    Finland                   $   250,000          230,950
                                                                                                                   ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (Cost $120,565,249)                                                  112,276,614
                                                                                                                   ------------
a REPURCHASE AGREEMENTS 10.7%

Deutsche Bank AG, 5.40%,11/02/98 (Maturity Value $4,499,024)
 Collateralized by U.S. Treasury Notes and Bonds                         United States                 4,497,000      4,497,000
Morgan Stanley Group Inc., 5.38%,11/02/98 (Maturity Value $4,502,018)
 Collateralized by U.S. Treasury Notes and Bonds                         United States                 4,500,000      4,500,000
Warburg Dillon Read, 5.37%,11/02/98 (Maturity Value $4,502,014)
 Collateralized by U.S. Treasury Notes and Bonds                         United States                 4,500,000      4,500,000
                                                                                                                   ------------
Total Repurchase Agreements (Cost $13,497,000)                                                                       13,497,000
                                                                                                                   ------------

Total Investments (Cost $134,062,249) 99.2%                                                                         125,773,614
Other Assets, less Liabilities .8%                                                                                    1,043,010
                                                                                                                   ------------
Total Net Assets 100.0%                                                                                            $126,816,624
                                                                                                                   ============

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998


                                                 TEMPLETON         TEMPLETON
                                                  PACIFIC        FOREIGN SMALLER
                                                GROWTH FUND      COMPANIES FUND
                                              ----------------------------------
Assets:
 Investments in securities:
  Cost ..................................     $  63,205,781      $ 120,565,249
                                              --------------------------------
  Value .................................        45,804,501        112,276,614
 Repurchase agreements, at value and cost         7,010,000         13,497,000
 Cash ...................................              --               69,108
 Receivables:
  Investment securities sold ............            14,210             61,889
  Beneficial shares sold ................         2,049,409          4,741,240
  Dividends and interest ................           157,279            377,236
                                              --------------------------------
     Total assets .......................        55,035,399        131,023,087
                                              --------------------------------

Liabilities:
 Payables:
  Investment securities purchased .......              --               10,882
  Beneficial shares redeemed ............         2,303,832          3,774,598
  To affiliates .........................            81,343            268,318
  To shareholders .......................            33,762             91,447
 Funds advanced by custodian ............         2,742,704               --
 Accrued expenses .......................            36,559             61,218
                                              --------------------------------
     Total liabilities ..................         5,198,200          4,206,463
                                              --------------------------------
Net assets, at value ....................     $  49,837,199      $ 126,816,624
                                              ================================

Net assets consist of:
 Undistributed net investment income ....     $     309,494      $   1,782,439
 Net unrealized depreciation ............       (17,401,280)        (8,288,635)
 Accumulated net realized loss ..........        (6,750,402)        (8,206,678)
 Beneficial shares ......................        73,679,387        141,529,498
                                              --------------------------------
Net assets, at value ....................     $  49,837,199      $ 126,816,624
                                              ================================


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
October 31, 1998


                                                                             Templeton        Templeton
                                                                              Pacific      Foreign Smaller
                                                                            Growth Fund    Companies Fund
                                                                           -------------------------------
CLASS I:
 Net assets, at value ................................................     $ 42,199,779     $113,964,438
                                                                           ===============================
 Shares outstanding ..................................................        5,390,630        9,245,262
                                                                           ===============================
 Net asset value per share ...........................................     $       7.83     $      12.33
                                                                           ===============================
 Maximum offering price per share (Net asset value per share / 94.25%)     $       8.31     $      13.08
                                                                           ===============================

CLASS II:
 Net assets, at value ................................................     $  6,183,491     $    450,020
                                                                           ===============================
 Shares outstanding ..................................................          793,095           36,532
                                                                           ===============================
 Net asset value per share * .........................................     $       7.80     $      12.32
                                                                           ===============================
 Maximum offering price per share (Net asset value per share / 99.00%)     $       7.88     $      12.44
                                                                           ===============================
ADVISOR CLASS:
 Net assets, at value ................................................     $  1,453,929     $ 12,402,166
                                                                           ===============================
 Shares outstanding ..................................................          184,474        1,004,807
                                                                           ===============================
 Net asset value and maximum offering price per share ................     $       7.88     $      12.34
                                                                           ===============================


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
for the year ended October 31, 1998

                                                                             TEMPLETON         TEMPLETON
                                                                              PACIFIC       FOREIGN SMALLER
                                                                            GROWTH FUND      COMPANIES FUND
                                                                           --------------------------------
Investment Income:
 Dividends* ..........................................................     $  1,289,161      $  3,520,016
 Interest ............................................................          239,025         1,256,544
                                                                           --------------------------------
     Total investment income .........................................     $  1,528,186      $  4,776,560
                                                                           --------------------------------

Expenses:
 Management fees (Note 3) ............................................          459,083         1,356,643
 Distribution fees (Note 3)
  Class I ............................................................          110,366           259,193
  Class II ...........................................................           49,105               856
 Transfer agent fees (Note 3) ........................................          155,950           203,333
 Custodian fees ......................................................           36,000           103,461
 Reports to shareholders .............................................           45,500            58,700
 Registration and filing fees ........................................           38,105            74,020
 Professional fees ...................................................            4,900            21,800
 Trustees fees and expenses ..........................................              500             1,000
 Other ...............................................................            4,570             4,090
                                                                           --------------------------------
     Total expenses ..................................................          904,079         2,083,096
     Expenses waived/paid by affiliate (Note 3) ......................             --             (40,009)
                                                                           --------------------------------
       Net expenses ..................................................          904,079         2,043,087
                                                                           --------------------------------
         Net investment income .......................................     $    624,107      $  2,733,473
                                                                           --------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................       (6,506,194)       (7,659,387)
  Foreign currency transactions ......................................           22,390           (77,922)
                                                                           --------------------------------
   Net realized loss .................................................       (6,483,804)       (7,737,309)
   Net unrealized depreciation on investments ........................       (6,930,736)      (15,102,189)
                                                                           --------------------------------
Net realized and unrealized loss .....................................      (13,414,540)      (22,839,498)
                                                                           --------------------------------
Net decrease in net assets resulting from operations .................     $(12,790,433)     $(20,106,025)
                                                                           ================================


* Net of foreign taxes of $84,347 and $450,910 for the Pacific Growth Fund and Foreign Smaller Companies Fund, respectively.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 1998 and 1997

                                                                           TEMPLETON                          TEMPLETON
                                                                      PACIFIC GROWTH FUND          FOREIGN SMALLER COMPANIES FUND
                                                            -----------------------------------------------------------------------
                                                                     1998               1997               1998               1997
                                                            -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................  $     624,107      $     560,017      $   2,733,473      $   1,954,247
  Net realized gain (loss) from investments and
   foreign currency transactions ..........................     (6,483,804)           202,900         (7,737,309)         5,445,123
  Net unrealized appreciation
   (depreciation) on investments ..........................     (6,930,736)       (13,054,143)       (15,102,189)         2,802,188
                                                             -----------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting from operations ...............    (12,790,433)       (12,291,226)       (20,106,025)        10,201,558
 Distributions to shareholders from:
  Net investment income:
   Class I ................................................       (565,160)          (436,548)        (2,082,916)        (1,719,949)
   Class II ...............................................        (39,362)            (1,123)              --                 --
   Advisor Class ..........................................        (14,529)            (3,363)          (128,167)              --
  Net realized gains:
   Class I ................................................       (255,869)              --           (5,553,654)        (3,465,592)
   Class II ...............................................        (21,696)              --                 --                 --
   Advisor Class ..........................................         (5,784)              --             (199,828)              --
 Beneficial share transactions (Note 2):
   Class I ................................................     13,620,354         (6,898,773)        18,121,845         48,596,181
   Class II ...............................................      5,094,887          2,795,305            485,756               --
   Advisor Class ..........................................        193,541          1,717,135         10,935,209          3,765,571
                                                             -----------------------------------------------------------------------
     Net increase (decrease) in net assets ................      5,215,949        (15,118,593)         1,472,220         57,377,769
Net assets:
 Beginning of year ........................................     44,621,250         59,739,843        125,344,404         67,966,635
                                                             -----------------------------------------------------------------------
 End of year ..............................................  $  49,837,199      $  44,621,250      $ 126,816,624      $ 125,344,404
                                                             =======================================================================
Undistributed net investment income included in net assets:
  End of year .............................................  $     309,494      $      46,074      $   1,782,439      $   1,365,788
                                                             =======================================================================


                                   See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Funds prospectus, and are issued by companies that have their principal activities in the Pacific Rim. Templeton Foreign Smaller Companies Fund -- seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements held by the Funds had been entered into on that date.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Pacific Growth Fund and the Foreign Smaller Companies Fund offer three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At October 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                               TEMPLETON                          TEMPLETON
                                                           PACIFIC GROWTH FUND           FOREIGN SMALLER COMPANIES FUND
                                                    -------------------------------------------------------------------
                                                        SHARES            AMOUNT            SHARES            AMOUNT
                                                    -------------------------------------------------------------------
CLASS I SHARES:
Year ended October 31, 1998

Shares sold ..................................       15,211,240     $ 118,081,920         6,229,087     $  87,294,308
Shares issued on reinvestment of distributions           80,593           692,138           475,150         6,445,132
Shares redeemed ..............................      (13,666,884)     (105,153,704)       (5,534,510)      (75,617,595)
                                                    -------------------------------------------------------------------
Net increase .................................        1,624,949     $  13,620,354         1,169,727     $  18,121,845
                                                    ===================================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


2. BENEFICIAL SHARES (cont.)

                                                            TEMPLETON                        TEMPLETON
                                                       PACIFIC GROWTH FUND         FOREIGN SMALLER COMPANIES FUND
                                                    -------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                                    -------------------------------------------------------------
CLASS I SHARES (CONT.):
Year ended October 31, 1997

Shares sold ..................................       5,435,941     $ 76,600,239        5,719,497     $ 85,126,909
Shares issued on reinvestment of distributions          24,706          372,583          327,209        4,482,693
Shares redeemed ..............................      (5,815,156)     (83,871,595)      (2,764,102)     (41,013,421)
                                                    -------------------------------------------------------------
Net increase (decrease) ......................        (354,509)    $ (6,898,773)       3,282,604     $ 48,596,181
                                                    =============================================================

                                                            TEMPLETON                        TEMPLETON
                                                       PACIFIC GROWTH FUND         FOREIGN SMALLER COMPANIES FUND
                                                    -------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                                    -------------------------------------------------------------
CLASS II SHARES:
Year ended October 31, 1998

Shares sold ..................................       1,436,266     $ 11,856,010           36,532    $    485,756
Shares issued on reinvestment of distributions           6,175           53,541             --              --
Shares redeemed ..............................        (862,769)      (6,814,664)            --              --
                                                    -------------------------------------------------------------
Net increase .................................         579,672     $  5,094,887           36,532    $    485,756
                                                    =============================================================

                                                            TEMPLETON
                                                       PACIFIC GROWTH FUND
                                                    --------------------------
                                                     SHARES           AMOUNT
                                                    --------------------------
Year ended October 31, 1997++

Shares sold ..................................        505,147     $ 6,723,229
Shares issued on reinvestment of distributions             69           1,034
Shares redeemed ..............................       (291,793)     (3,928,958)
                                                    --------------------------
Net increase .................................        213,423     $ 2,795,305
                                                    ==========================

                                                            TEMPLETON                        TEMPLETON
                                                       PACIFIC GROWTH FUND         FOREIGN SMALLER COMPANIES FUND
                                                    -------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                                    -------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 1998

Shares sold ..................................         679,912     $  5,002,253          972,516     $ 13,778,030
Shares issued on reinvestment of distributions           2,269           19,383           23,642          322,433
Shares redeemed ..............................        (622,404)      (4,828,095)        (238,243)      (3,165,254)
                                                    -------------------------------------------------------------
Net increase .................................          59,777     $    193,541          757,915     $ 10,935,209
                                                    =============================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


2. BENEFICIAL SHARES (cont.)


                                                            TEMPLETON                        TEMPLETON
                                                       PACIFIC GROWTH FUND         FOREIGN SMALLER COMPANIES FUND
                                                    -------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                                    -------------------------------------------------------------
ADVISOR CLASS SHARES (CONT.):
Year ended October 31, 1997++

Shares sold ..................................        126,880     $ 1,745,974         400,189     $ 6,248,096
Shares issued on reinvestment of distributions            218           3,308             458           6,889
Shares redeemed ..............................         (2,401)        (32,147)       (153,755)     (2,489,414)
                                                      -------     -----------        --------     -----------
Net increase .................................        124,697     $ 1,717,135         246,892     $ 3,765,571
                                                      =======     ===========        ========     ===========


+ Effective date of Class II shares was July 1, 1998.

++ Effective date of Class II shares and Advisor Class shares was January 2,
1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       ----------------------------------------------------------------
         1.00%      First $100 million
         0.90%      Over $100 million, up to and including $250 million
         0.80%      Over $250 million, up to and including $500 million
         0.75%      Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       ----------------------------------------------------------------
         0.50%      First $100 million
         0.40%      Over $100 million, up to and including $250 million
         0.30%      Over $250 million, up to and including $500 million
         0.25%      Over $500 million

Advisers agreed in advance to waive management fees and assume payment of other expenses through April 30, 1998, as noted in the Statement of Operations.

The Templeton Pacific Growth Fund and Templeton Foreign Smaller Companies Fund each reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing each Funds' Class I and Class II shares.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the year ended October 31, 1998 as follows:

                                          TEMPLETON     TEMPLETON
                                           PACIFIC    FOREIGN SMALLER
                                         GROWTH FUND  COMPANIES FUND
                                         ----------------------------
        Total commissions received ....    $582,215     $423,903
        Paid to other dealers .........    $499,423     $360,072

4. INCOME TAXES

At October 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                                TEMPLETON       TEMPLETON
                                                 PACIFIC     FOREIGN SMALLER
                                               GROWTH FUND    COMPANIES FUND
                                               -----------------------------
        Capital loss carryovers expiring in:
         2006 ...............................  $ 6,750,400     $ 8,206,680
                                               ===========     ===========

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At October 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                          TEMPLETON         TEMPLETON
                                           PACIFIC       FOREIGN SMALLER
                                         GROWTH FUND     COMPANIES FUND
                                        --------------------------------
        Unrealized appreciation ......  $  3,390,888      $ 15,938,069
        Unrealized depreciation ......   (20,792,168)      (24,226,704)
                                        ------------      ------------
        Net unrealized depreciation ..  $(17,401,280)     $ (8,288,635)
                                        ============      ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1998 were as follows:


                                          TEMPLETON         TEMPLETON
                                           PACIFIC       FOREIGN SMALLER
                                         GROWTH FUND     COMPANIES FUND
                                        --------------------------------
        Purchases ...................    $29,165,382       $50,475,084
        Sales .......................    $ 8,115,157       $26,656,478

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton International Trust (hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
November 25, 1998

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation

TEMPLETON PACIFIC GROWTH FUND

Under section 854(b)(2) of the Internal Revenue Code, the Templeton Pacific Growth Fund hereby designates 1.96% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1998.

At October 31, 1998, more than 50% of the Templeton Pacific Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I, Class II, and Advisor Class shareholders in December 1998.

                                  CLASS I                            CLASS II                            ADVISOR CLASS
                  ----------------------------------------------------------------------------------------------------------------
                     FOREIGN TAXES     FOREIGN SOURCE    FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES     FOREIGN SOURCE
COUNTRY           WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Australia              $-0.0009            $0.0115           $-0.0009           $0.0084           $-0.0009            $0.0135
China                    0.0000             0.0039             0.0000            0.0028             0.0000             0.0046
Hong Kong                0.0000             0.0423             0.0000            0.0310             0.0000             0.0495
India                    0.0000             0.0061             0.0000            0.0044             0.0000             0.0071
Indonesia                0.0001             0.0003             0.0001            0.0002             0.0001             0.0004
Japan                    0.0031             0.0097             0.0031            0.0071             0.0031             0.0114
South Korea              0.0002             0.0005             0.0002            0.0004             0.0002             0.0006
Malaysia                 0.0013             0.0055             0.0013            0.0040             0.0013             0.0065
New Zealand              0.0022             0.0067             0.0022            0.0049             0.0022             0.0079
Pakistan                 0.0029             0.0091             0.0029            0.0066             0.0029             0.0107
Philippines              0.0001             0.0002             0.0001            0.0002             0.0001             0.0003
Singapore                0.0040             0.0070             0.0040            0.0051             0.0040             0.0082
Thailand                 0.0000             0.0000             0.0000            0.0000             0.0000             0.0001
                       --------            -------           --------           -------           --------            -------
Total                  $ 0.0130            $0.1028           $ 0.0130           $0.0751           $ 0.0130            $0.1208
                       --------            -------           --------           -------           --------            -------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND

At October 31, 1998, more than 50% of the Templeton Foreign Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I, Class II, and Advisor Class shareholders in December 1998.


                                  CLASS I                            CLASS II                            ADVISOR CLASS
                  ----------------------------------------------------------------------------------------------------------------
                     FOREIGN TAXES     FOREIGN SOURCE    FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES     FOREIGN SOURCE
COUNTRY           WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Argentina              $ 0.0000            $0.0019           $ 0.0000           $0.0019           $ 0.0000            $0.0020
Australia                0.0007             0.0125             0.0007            0.0123             0.0007             0.0128
Austria                  0.0008             0.0033             0.0008            0.0033             0.0008             0.0034
Belgium                  0.0002             0.0010             0.0002            0.0010             0.0002             0.0011
Bermuda                  0.0000             0.0012             0.0000            0.0012             0.0000             0.0013
Brazil                   0.0030             0.0199             0.0030            0.0195             0.0030             0.0204
Canada                   0.0024             0.0101             0.0024            0.0100             0.0024             0.0105
China                    0.0000             0.0056             0.0000            0.0055             0.0000             0.0057
Columbia                 0.0000             0.0010             0.0000            0.0010             0.0000             0.0011
Denmark                  0.0004             0.0018             0.0004            0.0018             0.0004             0.0019
Ecuador                  0.0000             0.0013             0.0000            0.0012             0.0000             0.0013
Egypt                    0.0000             0.0066             0.0000            0.0065             0.0000             0.0068
Finland                  0.0003             0.0022             0.0003            0.0022             0.0003             0.0023
France                   0.0014             0.0086             0.0014            0.0085             0.0014             0.0089
Germany                  0.0008             0.0052             0.0008            0.0051             0.0008             0.0054

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                  CLASS I                            CLASS II                            ADVISOR CLASS
                  ----------------------------------------------------------------------------------------------------------------
                     FOREIGN TAXES     FOREIGN SOURCE    FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES     FOREIGN SOURCE
COUNTRY           WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE  WITHHELD PER SHARE  INCOME PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong             $0.0000              $0.0187            $0.0000           $0.0183            $0.0000            $0.0192
India                 -0.0001               0.0027            -0.0001            0.0027            -0.0001             0.0028
Indonesia              0.0001               0.0006             0.0001            0.0006             0.0001             0.0006
Israel                 0.0002               0.0005             0.0002            0.0005             0.0002             0.0005
Italy                  0.0005               0.0020             0.0005            0.0020             0.0005             0.0021
Japan                  0.0001               0.0006             0.0001            0.0005             0.0001             0.0006
South Korea            0.0003               0.0006             0.0003            0.0006             0.0003             0.0006
Netherlands            0.0043               0.0182             0.0043            0.0179             0.0043             0.0187
New Zealand            0.0012               0.0049             0.0012            0.0048             0.0012             0.0051
Norway                 0.0020               0.0153             0.0020            0.0150             0.0020             0.0157
Peru                   0.0000               0.0005             0.0000            0.0005             0.0000             0.0005
Portugal               0.0001               0.0004             0.0001            0.0004             0.0001             0.0004
Singapore              0.0012               0.0029             0.0012            0.0028             0.0012             0.0029
South Africa           0.0000               0.0029             0.0000            0.0029             0.0000             0.0030
Spain                  0.0027               0.0125             0.0027            0.0123             0.0027             0.0129
Sweden                 0.0028               0.0115             0.0028            0.0113             0.0028             0.0118
Switzerland            0.0017               0.0089             0.0017            0.0088             0.0017             0.0092
Thailand               0.0001               0.0003             0.0001            0.0003             0.0001             0.0003
United Kingdom         0.0164               0.0645             0.0164            0.0633             0.0164             0.0664
                  ----------------------------------------------------------------------------------------------------------------
Total                 $0.0436              $0.2507            $0.0436           $0.2465            $0.0436            $0.2582
                  ----------------------------------------------------------------------------------------------------------------